Exhibit 99.1

Financial Overview Gil Borok Chief Financial Officer December 6, 2012

Forward Looking Statements This presentation and the ones immediately following it contain statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Geographic Diversification #1 commercial real estate services firm in the world LTM 9/30/12 revenue of $6.3 billion includes $4.4 million of revenue related to discontinued operations. Includes activity from ING REIM Asia and ING REIM Europe beginning October 3 and October 31, 2011, respectively. LTM 9/30/12 Revenue1,2

Service Line Diversity - Revenue Breakdown LTM 9/30/12 Includes revenue from discontinued operations of $4.4 million and $4.6 million for the twelve months ended September 30, 2012 and 2011, respectively. ($ in millions) 2012 1 2011 1 % Change Property & Facilities Management 2,172.4 1,972.0 10 Leasing 1,880.9 1,932.3 -3 Sales 987.9 925.7 7 Investment Management 432.5 222.4 94 Appraisal & Valuation 375.1 366.7 2 Commercial Mortgage Brokerage 272.1 214.0 27 Development Services 61.9 64.3 -4 Other 93.4 100.3 -7 Total 6,276.2 5,797.7 8 Twelve months ended September 30, 35% 30% 16% 7% 6% 4% 1% 1%

Revenue Diversification Contractual revenue includes: Property & Facilities Management (14% in 2006 and 35% in LTM 9/30/12), Appraisal & Valuation (7% in 2006 and 6% in LTM 9/30/12), Investment Management (6% in 2006 and 7% in LTM 9/30/12), Development Services (1% in both 2006 and LTM 9/30/12) and Other (1% in both 2006 and LTM 9/30/12). Non-contractual revenue includes: Sales (31% in 2006 and 16% in LTM 9/30/12), Leasing (37% in 2006 and 30% in LTM 9/30/12) and Commercial Mortgage Brokerage (3% in 2006 and 4% in LTM 9/30/12). Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. LTM 9/30/12 revenue of $6.3 billion includes $4.4 million of revenue related to discontinued operations. Includes activity from ING REIM Asia and ING REIM Europe beginning October 3 and October 31, 2011, respectively. Contractual revenues1 represented 50% of LTM 9/30/12 revenue, up from 29% in 2006 LTM 9/30/12 Revenue3,4 2006 Revenue2

Historical Performance

Revenue [1]

($ in Millions)



1992 – 2011 CAGR = 16%
Average Annual Organic Growth of 9%
360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 5,119 5,912 6,276
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM Q3 2012
Organic Revenue
Revenue From Acquisitions

Normalized EBITDA and Margin [5]

($ in Millions)



1992 – 2011 CAGR = 21%
20 26 34 42 62 90 127 117 151 115 131 183 300 461 653 970 601 454 681 803 882
5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.2% 16.1% 11.7% 10.9% 13.3% 13.6% 14.0%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM Q3 2012
Normalized EBITDA
Normalized EBITDA Margin

1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included.
2. Includes Insignia activity for the period July 23, 2003 through December 31, 2003.
3. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006.
4. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007, $1.3 million for the year ended December 31, 2008, $3.9 million for the year ended December 31, 2010 , $6.7 million for the year ended December 31, 2011 and $4.4 million for the twelve months ended September 30, 2012.
5. Normalized EBITDA excludes merger-related and other non-recurring costs, integration and other costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets.
6. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007, $16.9 million for the year ended December 31, 2008, $16.4 million for the year ended December 31, 2010, $14.1 million for the year ended December 31, 2011 and $12.2 million for the twelve months ended September 30, 2012.
7. Includes activity from ING REIM Asia and ING REIM Europe beginning October 3 and October 31, 2011, respectively.

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Mandatory Amortization and Maturity Schedule $ millions $700.0 million revolver facility matures in May 2015. As of September 30, 2012, the outstanding revolver balance was $72.7 million. As of September 30, 2012 1 Global Cash Revolver Available 1,319 17 71 76 373 424 458 378 370 350 - 250.0 500.0 750.0 1,000.0 1,250.0 1,500.0 Q3 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A - 1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver Current Liquidity

Capitalization Excludes $66.9 million and $208.1 million of cash in consolidated funds and other entities not available for Company use at September 30, 2012 and December 31, 2011, respectively. Net of original issue discount of $9.9 million and $11.0 million at September 30, 2012 and December 31, 2011, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $352.0 million and $359.3 million at September 30, 2012 and December 31, 2011, respectively. Excludes $458.3 million and $713.4 million of aggregate warehouse facilities at September 30, 2012 and December 31, 2011, respectively. ($ in millions) 9/30/2012 12/31/2011 Variance Cash 1 709.4 885.1 (175.7) Revolving credit facility 72.7 44.8 27.9 Senior secured term loan A 280.0 306.2 (26.2) Senior secured term loan A-1 279.3 285.1 (5.8) Senior secured term loan B 294.0 296.3 (2.3) Senior secured term loan C 395.0 398.0 (3.0) Senior secured term loan D 395.0 398.0 (3.0) Senior subordinated notes 2 440.1 439.0 1.1 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 3 13.6 13.6 - Other debt 4 9.1 0.1 9.0 Total debt 2,528.8 2,531.1 (2.3) Stockholders' equity 1,340.4 1,151.5 188.9 Total capitalization 3,869.2 3,682.6 186.6 Total net debt 1,819.4 1,646.0 173.4 As of

Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

($ in millions)	LTM Q3 2012	Year Ended December 31, 2011	2010	2009	2008	2007
Normalized EBITDA[1]	$ 881.5	$ 802.6	$ 681.3	$ 453.9	$ 601.2	$ 970.1
Less:						
Integration and other costs related to acquisitions	78.3	68.8	7.2	5.7	16.4	45.2
Cost containment expenses	48.6	31.1	15.3	43.6	27.4	-
Write-down of impaired assets	3.5	9.4	11.3	32.5	100.4	-
Merger-related charges	-	-	-	-	-	56.9
Loss on trading securities acquired in the Trammell Crow Company acquisition	-	-	-	-	-	33.7
EBITDA[1]	751.1	693.3	647.5	372.1	457.0	834.3
Add:						
Interest income[2]	8.1	9.4	8.4	6.1	17.9	29.0
Less:						
Depreciation and amortization[3]	161.3	116.9	109.0	99.5	102.9	113.7
Interest expense[4]	177.2	153.5	192.7	189.1	167.8	164.8
Write-off of financing costs	-	-	18.1	29.3	-	-
Goodwill and other non-amortizable intangible asset impairments	19.8	-	-	-	1,159.4	-
Provision for income taxes[5]	178.5	193.1	135.8	27.0	56.9	194.3
Net income (loss) attributable to CBRE Group, Inc.	$ 222.4	$ 239.2	$ 200.3	$ 33.3	$ (1,012.1)	$ 390.5
Revenue[6]	$ 6,276.2	$ 5,912.1	$ 5,119.2	$ 4,165.8	$ 5,130.1	$ 6,036.3
Normalized EBITDA Margin	14.0%	13.6%	13.3%	10.9%	11.7%	16.1%

Notes:

1. Includes EBITDA related to discontinued operations of $12.2 million for the twelve months ended September 30, 2012, $14.1 million for the year ended December 31, 2011, $16.4 million for the year ended December 31, 2010, $16.9 million for the year ended December 31, 2008 and $6.5 million for the year ended December 31, 2007.
2. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.01 million for the year ended December 31, 2007.
3. Includes depreciation and amortization related to discontinued operations of $0.7 million for the twelve months ended September 30, 2012, $1.2 million for the year ended December 31, 2011, $0.6 million for the year ended December 31, 2010, $0.1 million for the year ended December 31, 2008 and $0.4 million for the year ended December 31, 2007.
4. Includes interest expense related to discontinued operations of $1.9 million for the twelve months ended September 30, 2012, $3.2 million for the year ended December 31, 2011, $1.6 million for the year ended December 31, 2010, $0.6 million for the year ended December 31, 2008 and $1.8 million for the year ended December 31, 2007.
5. Includes provision for income taxes related to discontinued operations of $4.0 million for the twelve months ended September 30, 2012 and the year ended December 31, 2011, $5.4 million for the year ended December 31, 2010, $6.0 million for the year ended December 31, 2008 and $1.6 million for the year ended December 31, 2007.
6. Includes revenue related to discontinued operations of $4.4 million for the twelve months ended September 30, 2012, $6.7 million for the year ended December 31, 2011, $3.9 million for the year ended December 31, 2010, $1.3 million for the year ended December 31, 2008 and $2.1 million for the year ended December 31, 2007.

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